SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 28, 2002

                          BANK UNITED CORP. LITIGATION
                               CONTINGENT PAYMENT
                                  RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)

Delaware                            0-32301                           76-6168223
(State or Other Jurisdiction     (Commission File           (I.R.S. Employer
 of  Incorporation)               Number)                    Identification No.)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

         On August 28, 2002, the Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust") issued the press release attached as
Exhibit 99.1, which is hereby incorporated herein by reference, announcing the issuance by the Litigation Trust of 2,225,983 BNKUZ contingent payment rights certificates to the holders of Washington Mutual Inc. 8% Corporate Premium Income Equity Securities ("WM PIES"), which had been converted into WM PIES from Bank United Corp. 8% Premium Income Equity Securities in connection with the merger of Bank United Corp. with Washington Mutual Inc.


Item 7.   Financial Statements and Exhibits.

                (c)      The following exhibits are filed with this report:

                 Exhibit Number                       Description
                      99.1                 Press Release Issued August 28, 2002.

                                   SIGNATURES
                                   ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BANK UNITED CORP. LITIGATION CONTINGENT
                                         PAYMENT RIGHTS TRUST


                                            By:  /s/ Jonathon K. Heffron
                                                 -----------------------
                                            Name:  Jonathon K. Heffron
                                            Title:  Litigation Trustee

Dated:   August 30, 2002


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                                Exhibit Index

     Exhibit Number                                    Description
          99.1                             Press Release Issued August 28, 2002.